Debt	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Debt	Debt
As at June 30, 2021 and December 31, 2020, we had the following liabilities for third party debt agreements:

(In $ millions)	As at June 30, 2021	As at December 31, 2020
Secured credit facilities	5,662	5,662
Senior Secured Notes	546	515
Total debt principal	6,208	6,177
Less: Debt balance held as subject to compromise	(5,662)	—
Debt balance not subject to compromise	546	6,177

Key changes to borrowing facilities

Chapter 11 filing
Certain subsidiaries filed for Chapter 11 bankruptcy protection on February 7, 2021 and February 10, 2021. As a result, the outstanding balance of the senior credit facilities were classified within liabilities subject to compromise ("LSTC") in our Consolidated Balance Sheet at June 30, 2021. For further information on our bankruptcy proceedings refer to Note 3 - "Chapter 11 Proceedings".

As Seadrill New Finance Limited and it's subsidiaries (the "NSNCo group") have not filed for Chapter 11 bankruptcy protection, the senior secured notes issued by the NSNCo group have not been reclassified to LSTC. As these notes are in default, due to non-payment of interest (see below), they have been classified as a current liability.

Non-payment of interest on senior secured notes
On January 15, 2021, additional notes were issued for $21 million of accrued payment-in-kind interest however, $10 million cash interest was not paid.

Debt maturities
The outstanding debt not subject to compromise, the senior secured notes with carrying value of $546 million, are in default and are therefore due.